UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015 (February 6, 2015)

Federal-Mogul Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	46-5182047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27300 West 11 Mile Road, Southfield, Michigan		48034
(Address of principal executive offices)		(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets

On February 6, 2015, Federal-Mogul Valvetrain GmbH (f/k/a Platin 1058. GmbH), a German limited liability company (the “Purchaser”) and indirectly controlled subsidiary of Federal-Mogul Holdings Corporation (the “Company”), completed the acquisition (the “Acquisition”) from TRW Automotive Inc., a Delaware corporation (“TRW”), of certain business assets of the TRW engine components business (the “Business”) pursuant to the terms and conditions set forth in that certain Amended and Restated Share and Asset Purchase Agreement dated January 23, 2015 (the “Agreement”), between TRW and the Purchaser. The Business was acquired through a combination of asset and stock purchases for a base purchase price of approximately $313,000,000, subject to certain closing and post-closing adjustments.

On February 9, 2015, the Company issued a press release announcing the closing of the Acquisition and transactions contemplated by the Agreement. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 9, 2015, Carl C. Icahn indicated his intent to resign as a director and as Non-Executive Chairman of the Board of Directors of Federal-Mogul Holdings Corporation prior to the closing of Icahn Enterprises L.P.’s acquisition of Uni-Select USA, Inc. Mr. Icahn’s resignation was not related to a disagreement with Federal-Mogul Holdings Corporation.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the filing hereof.

(b) Pro-Forma Financial Information

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the filing hereof.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press release, dated February 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Holdings Corporation (Registrant)

Date: February 12, 2015

	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release, dated February 9, 2015